Jody M. Walker
Attorney At Law
7841 South Garfield Way
Tel: 303-850-7637          Centennial, CO 80122     Fax:  303-482-2731


January 20, 2009

Indira Lall
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-3561

RE:   Tri-Mark MFG, Inc.
      Amendment 3 to Registration Statement on Form S-1
      Filed October 31, 2008
      File No. 333-149546

Dear Ms. Lall:

Pursuant to your comment letter dated November 6, 2008, please note the following responses.

Use of Proceeds
1. We reviewed your response to comment two in our letter dated October 3, 2008. We note your disclosure in the last paragraph under this heading, which is consistent with your disclosure elsewhere in your registration statement, that "[i]n the event [you] are not successful in selling all of the securities to raise at least $125,000, [you] would give utilize [six] any available funds raised, after funding [your] working capital needs, to increase [your] marketing efforts." However, in the tables just above this disclosure, you state that if you raise $125,000, $50,000 of the gross proceeds will be allocated to equipment and hardware, $15,000 will be allocated to legal, with the remainder allocated as follows: only $15,000 will be allocated to sales and marketing and only $10,961 to working capital. Please revise this table to be consistent with your disclosure throughout the registration statement or tell us why a revision is unnecessary.

The disclosure has been conformed as follows:

In the event we are not successful in selling all of the securities to raise at least $125,000, we would utilize any available funds raised the following order of priority:

   - for general and administrative expenses, including legal and accounting fees and administrative support expenses incurred in connection with our reporting obligations with the SEC.

   -  for sales and marketing; and

   -  for the purchase of equipment and hardware.




Financial Statements
2. Please note the updating the requirements of Rule 8-08 of Regulation S-X to the extent applicable in your next amendment.

The financial statements have been updated as required.

December 31, 2007 and 2006 Financial Statements
3. We reviewed your revisions and response to comment eight in our letter dated October 3, 2008. Please revise to label your statement of stockholders' deficit and statement of cash flows as "restated." It appears the "as reported" column in the table in Note 1 is missing the revenue amounts as reported in the financial statements included in Form S-1 filed March 5, 2008. Additionally, the net loss and net loss per share amounts reflected in the "as reported" column do not agree with amounts reported in the financial statements included in Form S-1 filed March 5, 2008. Finally, when audited financial statements are restated to correct an accounting error, the restatement should be referred to in an explanatory paragraph in the report of your independent registered public accounting firm. Refer to AU Sections 420 and 508 of Codification of Auditing Standards.

The disclosure has been revised.

4. We reviewed your response to comment nine in our letter dated October 3, 2008 and again we re-issue our previous comment. Please revise to give retroactive effect of the change in capital structure resulting from the stock split that occurred on February 15, 2008 in the balance sheet, net loss per share calculation and your statement of stockholders' deficit in your December 31, 2007 and 2006 financial statements. Refer to paragraph 54 of SFAS 128 and SAB Topic 4:C. If you have any questions regarding how to comply with this comment, please note the appropriate contact person at the end of this letter.

The retroactive effect of the change in capital structure has been disclosed.


Very truly yours,

/s/Jody M. Walker
------------------
Jody M. Walker